                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2005
                               (December 22, 2005)

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)

            MICHIGAN                     333-119215               38-2790152
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

           4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN, 49512
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2005, Autocam Corporation ("we", "our", or "us") entered into a new second lien Term Loan and Guaranty Agreement ("second lien credit facility") with a syndicate of lenders, Goldman Sachs Credit Partners L.P. as syndication agent, lead arranger and sole book runner, and The Bank of New York as administrative agent and collateral agent. On that date we also amended our existing senior credit facility.

For more information about our second lien credit facility and the amendment to our existing senior credit facility, see the disclosure under Item 2.03 of this report, which is incorporated by reference into this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

SECOND LIEN CREDIT FACILITY

As discussed in Item 1.01 above, we have entered into a second lien credit facility. A copy of the second lien credit facility is attached hereto as
Exhibit 10.1 and is incorporated herein by reference. The following is a summary of the material terms and conditions of our second lien credit facility, and is qualified in its entirety by reference to the second lien credit facility.

Borrower, Amount and Final Maturity. Our second lien credit facility provides for a $60,000,000 term loan and a E12,668,918.92 term loan (U.S. dollar equivalent of $15,000,000). Each term loan has a final maturity of 6 years. We are the Borrower under the term loans, which were fully borrowed at the closing on December 22, 2005.

Use of Proceeds. Proceeds of the new term loans were used by us to repay amounts under our existing senior credit facility as follows: (i) $12,600,000 of term loans borrowed by us, (ii) E22,727,848 of term loans borrowed by our French subsidiary, Autocam France, SARL, and (iii) $29,000,000 of revolving loans borrowed by us. The balance of the proceeds will be used to pay transaction costs and interest due on our existing senior credit facility and for future working capital and general corporate purposes.

Interest and Fees. The interest rates applicable to loans under our second lien credit facility will be (i) in the case of our U.S. dollar-denominated term loans, at our option equal to either (x), a base (prime) rate plus 7.50% per annum or (y) an adjusted Eurodollar bank deposit rate plus 8.50% per annum; or
(ii) in the case of our euro-denominated term loans, an adjusted Euro bank deposit rate plus 9.50% per annum. We may at our option, in lieu of payment of interest in cash, pay up to 1.50% per annum of the interest by adding such interest to the then outstanding principal amount of the term loans (payment-in-kind).

We may select interest periods (other than for base loans) of one, two, three, six and, if available to each applicable lender, nine or twelve months for our term loans.

We have agreed to pay various fees with respect to our second lien credit facility, including customary arrangement fees paid to Goldman Sachs Credit Partners L.P. and a customary annual administrative agent fee payable to The Bank of New York.

Prepayments. Our second lien credit facility requires mandatory prepayments, subject to exceptions, of an amount equal to:

- 100% of the net cash proceeds from asset sales or other dispositions of property by us or our subsidiaries, including insurance proceeds or governmental takings, other than inventory sold or disposed of in the ordinary course of business, certain other transactions and net cash proceeds reinvested in assets used in our business;

- 50% of the net cash proceeds from the issuance of specified equity securities, provided that this percentage will be reduced to 25% if our "Leverage Ratio", as defined in our second lien credit facility, is less than 3.00:1.00;

- 100% of the net cash proceeds from the issuance of specified debt obligations by us or our subsidiaries; and

- 75% of "Consolidated Excess Cash Flow", as defined in our second lien credit facility, provided that this percentage will be reduced to 50% if our "Leverage Ratio" is less than 3.00:1.00.

Mandatory prepayments (which are permitted to be waived by the lenders in certain circumstances) will be applied first to repay our obligations under our existing senior credit facility, and then remaining amounts, if any, to our U.S. dollar term loans and our euro term loans under our second lien credit facility on a pro rata basis.

We are permitted to voluntarily prepay loans under our second lien credit facility on or after December 22, 2006, subject to the terms of our existing senior credit facility. If we voluntarily prepay all or any portion of our second lien credit facility, we are required to pay a prepayment premium (as a percentage of the principal prepaid) as follows: on or after December 22, 2006, but prior to December 22, 2007, 2.0%; and on or after December 22, 2007, but prior to December 22, 2008, 1.0%. The term loans under our second lien credit facility may be prepaid without a prepayment penalty from and after December 22, 2008.

Collateral and Guarantors. Indebtedness under our second lien credit facility is guaranteed by our holding company (Titan Holdings, Inc.), our Netherlands subsidiary, Autocam Europe, B.V., and each of our existing and subsequently acquired or organized domestic and, to the extent no material adverse tax consequence would result and permitted under local law, each of our foreign subsidiaries.

Indebtedness under our second lien credit facility is secured by a second priority lien on substantially all of our and the guarantors' tangible and intangible assets, including personal property, real property, intercompany indebtedness and capital stock owned by us and such guarantors, limited to 65% of such capital stock in the case of certain foreign subsidiaries.

The liens to secure our second lien credit facility are subordinated to the liens to secure our existing credit facility. The priority of, and certain other matters relating to, the liens in the collateral under our second lien credit facility and our existing senior credit facility is set out in an intercreditor agreement.

Financial and Restrictive Covenants. Our second lien credit facility contains minimum senior leverage ratios that vary during the term of the facility.

Our second lien credit facility also contains covenants that restrict our ability to incur additional indebtedness, grant liens, make investments, loans, guarantees or advances, make restricted junior payments, including dividends, redemptions of capital stock and voluntary prepayments or repurchase of certain other indebtedness, engage in mergers, acquisitions or sales of assets, enter into sale and leaseback transactions or engage in certain transactions with affiliates and otherwise restrict certain corporate activities. These are substantially identical to (and in some respects more flexible than) the covenants in our existing senior credit facility

Representations and Affirmative Covenants. Our second lien credit facility contains customary representations, warranties and affirmative covenants.

Events of Defaults. Our second lien credit facility contains customary events of default, which are substantially as set forth in our existing senior credit facility but with materiality thresholds 15% higher than the corresponding provisions in our existing senior credit facility, including:

-    failure to make payments when due;

-    defaults under other materials indebtedness;

-    non-compliance with covenants;

-    incorrectness of representations and warranties;

-    bankruptcy, insolvency or dissolution events;

-    material judgments;

-    certain events related to ERISA;

-    impairment of security interests in collateral or invalidity of guarantees;
     and

-    a "change of control," as defined in our second lien credit facility.

There is a 60-day standstill period with respect to a cross default to our existing senior credit facility.

AMENDMENTS TO EXISTING SENIOR CREDIT FACILITY

On December 22, 2005, we entered into the second amendment to the Guaranty and Credit Agreement, dated as of June 21, 2004 (the "Amendment") with Goldman Sachs Credit Partners L.P. and Citigroup Global Markets, Inc. as Joint Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, Citicorp North America, Inc., as General Administrative Agent and Collateral Agent, Citibank International PLC, as European Administrative Agent, and Bank One, NA, ING Capital, LLC and National City Bank, as Documentation Agents.

A copy of the Amendment is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The following is a summary of the material terms and conditions of the Amendment, and is qualified in its entirety by reference to the Amendment.

Pursuant to the Amendment, effective December 22, 2005, we amended our existing senior credit facility to permit us to incur the second lien term loans discussed above, to replace interest coverage, leverage and senior leverage ratio covenants with maximum first lien leverage and revised senior leverage ratio covenants, to amend the consolidated capital expenditures covenant and to make other modifications.

We also permanently reduced the committed amount of our multi-currency-denominated revolving credit facility to $28,880,000 and we permanently reduced the committed amount of Autocam France, SARL's euro-denominated revolving credit facility to E9,296,800.

The interest rate margins on our existing senior credit facility have changed. The interest rate margin applicable to the U.S. Term Loans (with a Eurocurrency rate) is 3.50% and the interest rate margin applicable to our Euro Term Loans is 4.00%, in each case from December 22, 2005 until the later of the first anniversary of the effective date of the first amendment and the date we demonstrate a "Leverage Ratio," as defined in our existing senior credit facility, of less than or equal to 4.50:1.00. Thereafter, the applicable interest rate margin is determined by reference to the Leverage Ratio in effect from time to time as set forth below:

                   Applicable Margin for Revolving Loans,
                   European Revolving Loans and U.S. Term   Applicable Margin for
Leverage Ratio     Loans                                    European Term Loans
--------------     --------------------------------------   ---------------------
> or = 3.00:1.00                    3.25%                           3.75%
     < 3.00:1.00                    3.00%                           3.50%

If, at any time our "First Lien Leverage Ratio" as defined in our existing senior credit facility exceeds 2.25:1.00, the applicable margins shown above shall be increased by 0.25%, and if our First Lien Leverage Ratio exceeds 2.75:1.00, the applicable margins shown above shall be increased by an additional 0.25%.

The interest rate margin applicable to swing line loans and other loans that are base rate loans is an amount equal to the margin applicable to Eurocurrency rate loans at that time, minus 1.00% per annum.

After giving effect to the prepayments made from the proceeds of the term loans under our second lien credit facility, no amortization of the term loans under our existing credit facility is required through the quarter ending June 30, 2008, and thereafter required amortization is as follows:

Fiscal Quarter Ending   U.S. Term Loan Installments   European Term Loan Installments
---------------------   ---------------------------   -------------------------------
September 30, 2008             $            0                  E   894,220.37
December 31, 2008              $            0                  E 1,072,653.00
March 31, 2009                 $            0                  E 2,681,632.49

Fiscal Quarter Ending   U.S. Term Loan Installments   European Term Loan Installments
---------------------   ---------------------------   -------------------------------
June 30, 2009                  $            0                  E 2,681,632.49
September 30, 2009             $            0                  E 2,681,632.49
December 31, 2009              $            0                  E 2,681,632.49
March 31, 2010                 $            0                  E 3,893,333.10
June 30, 2010                  $            0                  E 3,893,333.10
September 30, 2010             $ 2,298,134.81                  E 3,893,333.10
December 31, 2010              $ 5,896,455.06                  E 3,893,333.10
March 31, 2011                 $ 5,896,455.06                  E 3,893,333.10
June 30, 2011                  $ 5,896,455.07                  E 3,893,333.07
Total                          $19,987,500.00                  E36,053,401.90

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

EXHIBIT NO.
-----------
Exhibit 10.1   Term Loan and Guaranty Agreement, dated as of December 22, 2005, among Autocam Corporation, as Borrower, Titan Holdings, Inc. and
               certain subsidiaries of Autocam Corporation, as Guarantors, various lenders party thereto, The Bank of New York, as
               Administrative Agent and Collateral Agent, and Goldman Sachs
               Credit Partners L.P., as Syndication Agent, Lead Arranger and
               Sole Bookrunner.

Exhibit 10.2 Pledge and Security Agreement, dated as of December 22, 2005, between Autocam Corporation and each P of the other Grantors party thereto and The Bank of New York, as Collateral Agent.

Exhibit 10.3   Intercreditor Agreement, dated as of December 22, 2005, between
               Citicorp North America. Inc., as First Lien Collateral Agent, The
               Bank of New York, as Second Lien Collateral Agent, and Autocam
               Corporation.

Exhibit 10.4   Second Amendment to Credit and Guaranty Agreement, dated as of
               December 22, 2005 (effective as of December 22, 2005), by and among Autocam Corporation, Autocam France, SARL, Titan Holdings,
               Inc., certain subsidiaries of Autocam Corporation, various lenders parties thereto, Citicorp North America. Inc., as General
               Administrative Agent and Collateral Agent, and Citibank
               International PLC, as European Administrative Agent.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Autocam Corporation


                                        By: /s/ John C. Kennedy
                                            ------------------------------------
                                        Name: John C. Kennedy
                                        Title: President and Chief Executive
                                               Officer

Dated: December 27, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.
-----------
Exhibit 10.1   Term Loan and Guaranty Agreement, dated as of December 22, 2005, among Autocam Corporation, as Borrower, Titan Holdings, Inc. and
               certain subsidiaries of Autocam Corporation, as Guarantors, various lenders party thereto, The Bank of New York, as
               Administrative Agent and Collateral Agent, and Goldman Sachs
               Credit Partners L.P., as Syndication Agent, Lead Arranger and
               Sole Bookrunner.

Exhibit 10.2 Pledge and Security Agreement, dated as of December 22, 2005, between Autocam Corporation and each of the other Grantors party thereto and The Bank of New York, as Collateral Agent.

Exhibit 10.3   Intercreditor Agreement, dated as of December 22, 2005, between
               Citicorp North America. Inc., as First Lien Collateral Agent, The
               Bank of New York, as Second Lien Collateral Agent, and Autocam
               Corporation.

Exhibit 10.4   Second Amendment to Credit and Guaranty Agreement, dated as of
               December 22, 2005 (effective as of December 22, 2005), by and among Autocam Corporation, Autocam France, SARL, Titan Holdings,
               Inc., certain subsidiaries of Autocam Corporation, various lenders parties thereto, Citicorp North America. Inc., as General
               Administrative Agent and Collateral Agent, and Citibank
               International PLC, as European Administrative Agent.